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                                                                 Exhibit 10.14

[LOGO] MERRILL LYNCH                                       WCMA*LOAN AGREEMENT
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WCMA LOAN AGREEMENT NO. 26M-07P21 ("Loan Agreement") dated as of November 3,
1998, between THE 3DO COMPANY, a corporation organized and existing under the laws of the State of California having its principal office at 600 Galveston Drive, Redwood City, CA 94063 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe
Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT* ACCOUNT AGREEMENT NO. 26M-07P21 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof, in conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1.  DEFINITIONS

(a) SPECIFIC TERMS, in addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(i) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(ii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon any collateral for the Obligations.

(iii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (B) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (D) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Customer or any Guarantor shall be adjudicated as bankrupt or insolvent.

(iv) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(v) "Commitment Expiration Date" shall mean November 29, 1998.

(vi) "Default" shall mean an "Event of Default" as defined in Section 7 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(vii) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (A) no Default shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS; (B) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (C) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (D) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (E) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of and the perfection and priority of MLBFS' liens and security interests on any collateral for the Obligations furnished pursuant to any of the Additional Agreements; and (F) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(viii) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations.

(ix) "Initial Maturity Date" shall mean the first date upon which the WCMA Line of Credit will expire (subject to renewal in accordance with the terms hereof); to wit: November 23, 2000.

(x) "Interest Due Date" shall mean the last Business Day of each calendar month during the term hereof (or, if Customer makes special arrangements with MLPF&S, the last Friday of each calendar month during the term hereof).

(xi) "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 2.10% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of THE WALL STREET JOURNAL for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in THE WALL STREET JOURNAL of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event

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that THE WALL STREET JOURNAL shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(xii) "Line Fee" shall mean the fee of $75,000.00 payable from time to time in accordance with the provisions of Section 3(k) hereof.

(xiii) "Maturity Date" shall mean the date of expiration of the WCMA Line of Credit.

(xiv) "Maximum WCMA Line of Credit" shall mean $20,000,000.00.

(xv) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xvi) "Renewal Year" shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

(xvii) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 26M-07P21 and any successor WCMA account.

(xviii) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(xix) "WCMA Loan Balance" shall mean an amount equal the aggregate unpaid principal amount of all WCMA Loans.

(b) OTHER TERMS. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meanings set forth the WCMA Agreement.

2.  WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing [which if other than by a direct payment to MLBFS at its principal office shall be approved in writing by Customer (such approval not to be unreasonably withheld)], the following: (a) on the Maturity Date, or if earlier, on the date of termination of the WCMA Line of Credit, the WCMA Loan Balance; (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the periodic Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3.  WCMA LOANS

(a) ACTIVATION DATE. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof.

(b) WCMA LOANS. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, and in addition to WCMA Loans automatically made to pay accrued interest, as hereafter provided: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request such WCMA Loans by use of WCMA Checks, FTS, Visa-Registered Trademark- charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) CONDITIONS OF WCMA LOANS. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request: (i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) LIMITATION OF LIABILITY. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any

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system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement. As used herein, the term "active gross negligence" shall mean gross negligence arising out of an affirmative act by MLBFS. It should be distinguished from "passive" or "imputed" gross negligence.

(e) INTEREST. (i) An amount equal to accrued interest on the WCMA Loan Balance shall be payable by Customer monthly on each Interest Due Date commencing with the Interest Due Date occurring in the calendar month in which the Activation Date shall occur. Unless otherwise hereafter directed in writing by MLBFS on or after the first to occur of the Maturity Date or the date of termination of the WCMA Line of Credit pursuant to the terms hereof, such interest will be automatically charged to the WCMA Account on the applicable Interest Due Date, and, to the extent not paid with free credit balances or the proceeds of sales of any Money Accounts then in the WCMA Account, as hereafter provided, paid by a WCMA Loan and added to the WCMA Loan Balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

(ii) Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). In any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (A) Customer shall not be obligated to pay any Excess Interest; and (B) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (1) applied as a credit against the then unpaid WCMA Loan Balance,
(2) refunded to the payer thereof, or (3) any combination of the foregoing.

(f) PAYMENTS. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) IRREVOCABLE INSTRUCTIONS TO MLPF&S. In order to minimize the WCMA Loan Balance, Customer hereby irrevocably authorizes and directs MLPF&S, effective on the Activation Date and continuing thereafter so long as this Agreement shall be in effect: (i) to immediately and prior to application for any other purpose pay to MLBFS to the extent of any WCMA Loan Balance or other amounts payable by Customer hereunder all available free credit balances from time to time in the WCMA Account; and (ii) if such available free credit balances are insufficient to pay the WCMA Loan Balance and such other amounts, and there are in the WCMA Account at any time any investments in Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve Program), to immediately liquidate such investments and pay to MLBFS to the extent of any WCMA Loan Balance and such other amounts the available proceeds from the liquidation of any such Money Accounts.

(h) STATEMENTS. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(i) USE OF LOAN PROCEEDS; SECURITIES TRANSACTIONS. The proceeds of each WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. CUSTOMER AGREES THAT UNDER NO CIRCUMSTANCES WILL FUNDS BORROWED FROM MLBFS THROUGH THE WCMA LINE OF CREDIT BE USED: (i) FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OF ANY PERSON WHATSOEVER, OR (ii) TO PURCHASE, CARRY OR TRADE IN SECURITIES, OR REPAY DEBT INCURRED TO PURCHASE, CARRY OR TRADE IN SECURITIES, WHETHER IN OR IN CONNECTION WITH THE WCMA ACCOUNT, ANOTHER ACCOUNT OF CUSTOMER WITH MLPF&S OR AN ACCOUNT OF CUSTOMER AT ANY OTHER BROKER OR DEALER IN SECURITIES.

(j) RENEWAL AT OPTION OF MLBFS; RIGHT OF CUSTOMER TO TERMINATE. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS.

(k) LINE FEES. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to and including the last day of November in the calendar year immediately following the calendar year in which the Activation Date shall occur (the "Initial Line Period"), Customer has paid or shall pay the initial Line Fee to MLBFS. If the initial Line Fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the initial Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such initial Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the Initial Maturity Date.

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(iii) Customer shall pay an additional Line Fee for each 12-month period following the Initial Line Period to the Initial Maturity Date, and for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such 12-month period or Renewal Year, as applicable, or invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 Business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee; provided, however, that if Customer shall terminate the WCMA Line of Credit not later than 5 Business Days after the receipt by Customer of notice from MLBFS of a renewal of the WCMA Line of Credit, Customer shall be entitled to a refund of any Line Fee charged by MLBFS for the ensuing Renewal Year.

4. REPRESENTATIONS AND WARRANTIES.

Customer represents and warrants to MLBFS that:

(a) ORGANIZATION AND EXISTENCE. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of California and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) ENFORCEABILITY. This Loan Agreement and such of the Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Customer's financial statements, all financial statements of Customer furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct in all material respects, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended (subject, in the case of interim unaudited financial statements, to normal year-end adjustments); and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor are true and correct in all material respects and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(f) LITIGATION. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer.

(g) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by Customer any each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer).

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to prove the WCMA Line of Credit, and
(ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) SEC REPORTS. Not later than 15 days after filing with the SEC, Customer shall furnish or cause to be furnished to MLBFS a copy of each of its 10K, 10Q and 8K report filed with the SEC.

(b) OTHER INFORMATION. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer or any Guarantor.

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6.  OTHER COVENANTS

Customer further covenants and agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Customer will: (i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either any liens and security interest of MLBFS under any Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer.

(d) NOTIFICATION BY CUSTOMER. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer; and (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) NOTICE OF CHANGE. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(f) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Customer shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer, or (B) a material adverse change in the financial condition or operations of Customer; (ii) Customer shall preserve its existence and good standing in the jurisdiction(s) of establishment and operation; (iii) Customer shall not engage in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS, or cease operating any such material business; (iv) Customer shall not cause or permit any other person or entity to assume or succeed to any material business or operations of Customer; and (v) Customer shall not cause or permit any material change in its controlling ownership.

7.  EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT. If the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) OTHER FAILURE TO PAY. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) FAILURE TO PERFORM. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(d) BREACH OF WARRANTY. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(e) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(f) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(g) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement or any of the Additional Agreements to which Customer or such Guarantor is a party has been materially impaired. The existence of such a material impairment shall be determined in a manner consistent with the intent of Section 1-208 of the UCC.

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(h) ACCELERATION OF DEBT OTHER CREDITORS. Any event shall occur which results in the accelerating of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

8.  REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS any in its sole discretion choose:

(i) TERMINATION. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer at being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) ACCELERATION. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action of the part of MLBFS.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

(c) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

9.  MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the party of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) DISCLOSURE. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S.

(c) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) COSTS, EXPENSES AND TAXES. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in any collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) RIGHT TO PERFORM OBLIGATIONS. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business

Days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) LATE CHARGE. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) FURTHER ASSURANCES. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any of the Additional Agreements.

(h) BINDING EFFECT. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) HEADINGS. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) GOVERNING LAW. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) TERM. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m) COUNTERPARTS. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) JURISDICTION; WAIVER. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(o) INTEGRATION. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED
HEREIN: (i) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE MATURITY DATE, OR TO INCREASE THE MAXIMUM WCMA LINE OF CREDIT, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; (ii) NO PURPORTED EXTENSION OF THE MATURITY DATE, INCREASE IN THE MAXIMUM WCMA LINE OF CREDIT OR OTHER EXTENSION OR AGREEMENT TO EXTEND CREDIT SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND (iii) THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITTMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

THE 3DO COMPANY

By:       /s/ Trip Hawkins                      /s/ John Adams
   ----------------------------------------------------------------------------
          Signature (1)                         Signature (2)


          TRIP HAWKINS                          JOHN ADAMS
-------------------------------------------------------------------------------
          Printed Name                          Printed Name


          CEO                                   CFO
-------------------------------------------------------------------------------
          Title                                 Title





Accepted at Chicago, Illinois;
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES, INC.


By: /s/ ILLEGIBLE
    -----------------------------------------

[LOGO] MERRILL LYNCH                                    SECRETARY'S CERTIFICATE
-------------------------------------------------------------------------------

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and active Secretary (or Assistant Secretary) of THE 3DO COMPANY, a corporation duly organized, validly existing and in good standing under the laws of the State of California; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 10th day of November 1998 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation;

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of the hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, and conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereto ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:




    President:
              ----------------------------------------------------


    Vice President:
                   -----------------------------------------------


    Treasurer: /s/ James Alan Cook
              ----------------------------------------------------


    Secretary: /s/ James Alan Cook
              ----------------------------------------------------


    --------------------------------------------------------------
    Additional Title


IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this 23rd day of November 1998.


(CORPORATE SEAL)                       /s/ James Alan Cook
                                       ----------------------------------------
                                       Secretary


                        Printed Name:  James Alan Cook
                                       ----------------------------------------

[LOGO] MERRILL LYNCH                        FINANCIAL ASSETS SECURITY AGREEMENT
-------------------------------------------------------------------------------

FINANCIAL ASSETS SECURITY AGREEMENT ("Security Agreement") dated as of November 3, 1998, given by THE 3DO COMPANY, a corporation organized and existing under the laws of the State of California ("Customer") to MERRILL LYNCH FINANCIAL SERVICES INC. ("MLBFS").

1. DEFINITIONS. (a) In addition to terms defined elsewhere in this Security Agreement, when used herein the following terms shall have the following meanings:

(i) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer; or (B) any such proceeding shall be filed against Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Customer shall make a general assignment for the benefit of creditors; or
(D) Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay is debts as they become due; or (E) Customer shall be adjudicated as bankrupt or insolvent.

(ii) "Business Day" shall mean any day other than Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iii) "Collateral" shall mean: (A) the Securities Account, (B) any free credit balances now or hereafter credited to or owing from MLPF&S to Customer in respect of the Securities Account, (C) all financial assets (including, without limitation, all stock, bonds, mutual funds, certificates of deposit, commodities, contracts and other securities), money market deposit accounts, instruments, general intangibles and other property of whatever kind or description now and hereafter in or controlled by the Securities Account or listed on any confirmation or periodic report from MLPF&S as being in or controlled by the Securities Account, whether now owned or hereafter acquired, (D) all proceeds of the sale, exchange, redemption or exercise of any of the foregoing, including, without limitation, all dividends, interest payments and other distributions of cash or property in respect thereof, and
(E) all rights incident to the ownership of any of the foregoing.

(iv) "Loan Agreement" shall mean that certain WCMA LOAN AGREEMENT NO. 26M-07P21 between Customer and MLBFS, as the same may from time to time be or have been amended, restated, extended or supplemented.

(v) "Minimum Value" shall mean $22,000,000.00.

(vi) "MLPF&S" shall mean MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, and its successors and assigns.

(vii) "Obligations" shall mean all obligations, liabilities and indebtedness of every kind and nature now or hereafter owing, arising, due or payable from Customer to MLBFS, howsoever created, arising, or evidenced, whether direct or indirect, absolute or contingent, or due or to become due, including, without limitation, interest accruing after the filing of any petition in bankruptcy, and all present and future obligations, liabilities and indebtedness of Customer to MLBFS under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, including, without limitation, this Security Agreement.

(viii) "Permitted Liens" shall mean: (A) liens in favor of MLBFS; (B) liens for current taxes not delinquent and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, liens for taxes being contested in good faith by appropriate proceedings; (C) any trade settlement liens of MLPF&S; and (D) other liens permitted in writing by MLBFS.

(ix) "Securities Account" shall mean that certain MLPF&S securities account number 26M-07P20 in the name of Customer and any and all successor securities accounts at MLPF&S.

(b) All terms used in this Security Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC. Without limiting the foregoing, the term "financial assets" shall have the meaning set forth in Section 8-102 of the UCC.

2. GRANT OF SECURITY INTEREST. In order to secure payment and performance of the Obligations, Customer hereby pledges, grants and conveys and assigns to MLBFS a continuing first lien and security interest upon the Collateral subject only to any Permitted Liens. In furtherance thereof, Customer hereby irrevocably: (i) authorizes and directs MLPF&S to name or rename the Securities Account on its books and records as the "THE 3DO COMPANY PLEDGED COLLATERAL ACCOUNT F/B/O MLBFS", (ii) authorizes and directs MLPF&S and every other person or entity now or hereafter holding or otherwise having possession or control of any collateral to hold, possess or control such Collateral as agent for MLBFS and subject to the rights, direction, control and security interest of MLBFS, (iii) authorizes and directs MLPF&S and all such other persons or entities to comply with any and all present and future orders or directions of MLBFS with respect to all or any part of the Collateral, notwithstanding any contrary direction or dispute by Customer or any other party (unless prohibited by law or the order of a judicial body having appropriate jurisdiction), and without making any inquiry whatsoever as to MLBFS' right or authority to give such order to direction or as to the application of any payment pursuant thereto, and (iv) waives and releases MLPF&S and all such other persons and entities from, and agrees to indemnify and hold harmless MLPF&S and all such other persons and entities from and against, any liability whatsoever for complying with any such orders or directions of MLBFS. So long as no Event of Default shall have occurred and be continuing, MLBFS will not issue any orders or directions to MLPF&S with respect to the Collateral unless such orders or directions are approved in writing by Customer.

3. RIGHTS AND LIMITATIONS OF CUSTOMER. (a) Except upon the prior written consent of MLBFS, Customer shall not: (i) purchase any financial assets or other property with funds in the Securities Account other than: (A) publicly held domestic money market funds, (B) obligations of or guaranteed or insured by the U.S. Government (including insured certificates of deposit), or (C) if the overall investment quality of the Collateral is not thereby materially reduced, stocks, bonds and other financial assets purchased with the proceeds of other Collateral which has been sold by Customer, (ii) borrow any funds on margin or otherwise from anyone other than MLBFS using the Securities Account, any financial assets in or controlled by the Securities Account or any other Collateral as collateral; (iii) otherwise grant or permit to exist any lien or security interest upon any part of the Collateral other than Permitted Liens, or (iv) directly or indirectly withdraw any financial assets or other property from the Securities Account except in connection with a sale permitted hereby.

(b) So long as no Event of Default shall have occurred and be continuing, Customer may without the consent of MLBFS: (i) retain any financial assets and other property which are in or controlled by the Securities Account on the date hereof; (ii) sell any such financial assets or other property at any time so long as the proceeds are either held in the Securities Account or used to purchase other financial assets permitted hereby which are held in or controlled by the Securities Account; and (iii) exercise any voting and consensual rights with respect to the financial assets and other property included in the Collateral for any purpose not inconsistent with this Security Agreement.

4.  WARRANTIES. Customer warrants to MLBFS on a continuing basis that:

(a) OWNERSHIP AND PRIORITY. Except for the rights of MLBFS hereunder and for any Permitted Liens: (i) Customer is the owner of the Securities Account and all other Collateral free and clear of any interest or lien of any third party, and (ii) upon the acknowledgment of this Security Agreement by MLPF&S, the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its security interest hereunder, MLBFS will have a valid and perfected first lien and security interest upon all of the Collateral.

(b) COLLATERAL NOT RESTRICTED; ENFORCEABILITY. Except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity: (i) neither Customer nor any part of the Collateral is subject to any legal, contractual or other restrictions which might hinder or prevent the grant to or enforcement by MLBFS of the security interest in the Collateral pursuant to this Security Agreement, and (ii) this Security Agreement is the legal, valid and binding obligation of Customer, enforceable against Customer in accordance with its terms.

(c) RIGHT, POWER AND AUTHORITY. Customer has the full right, power and authority to make, execute and deliver this Security Agreement.

5.  COVENANTS.

(a) NO OTHER LIENS. Except upon the prior written consent of MLBFS, Customer will not cause or permit to exist any security interests or liens upon the Collateral other than Permitted Liens.

(b) MAINTENANCE OF PERFECTION. Customer will execute and deliver to MLBFS such Uniform Commercial Code financing statements, continuation statements and other agreements, instruments and documents as MLBFS may from time reasonably require in order to establish, perfect and maintain perfected the lien and security interest of MLBFS hereunder.

(c) CHANGE IN PRINCIPAL PLACE OF BUSINESS. Customer will provide not less than 30 days prior written notice of any change in Customer's principal place of business.

(d) CHANGE WITH MLPF&S. Customer will provide MLBFS with prompt written notice of any change known to Customer in the account number of the Securities Account, the Financial Consultant at MLPF&S assigned to Customer or the address of said Financial Consultant's office at MLPF&S.

(e) MINIMUM COLLATERAL VALUE. Customer further warrants and agrees that the aggregate immediate market value of the Collateral will at all times be not less than the Minimum Value. In determining the value of the Collateral for the purposes of this Section, no value will be given to any shares or securities in or controlled through the Securities Account for less than 30 calendar days where such shares or securities either: (i) have been issued by an open-end investment company (including money market funds and other open-end mutual funds) other than in connection with reinvestment of dividends; or (ii) are part of a new issue with respect to which MLPF&S participated as a member of the selling group or syndicate.

6. EVENT OF DEFAULT. The occurrence of any of the following will constitute an "Event of Default" hereunder: (a) the occurrence of an Event of Default under the terms of the Loan Agreement; or (b) if Customer shall breach or violate any of its covenants or warranties herein contained, and does not cure such breach or violation within 10 Business Days after notice from MLBFS; or (c) a default or Event of Default by Customer shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates; or (d) if Customer's subscription to the Securities Account shall be terminated for any reason; or
(e) any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Customer has been materially impaired (determined in a manner consistent with the intent of Section 1-208 of the UCC); or (f) if at any time the aggregate immediate market value of the Collateral shall be or become an amount less than the Minimum Value (determined in a manner consistent with Section 5(e) hereof), and Customer shall not within 1 Business Day of written demand by MLBFS deposit into the Securities Account additional financial assets acceptable to MLBFS sufficient to increase such aggregate immediate market value to at least the Minimum Value; or (g) any Bankruptcy Event shall occur.

7. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter during the continuance thereof, MLBFS may, at its option, and in addition to all other rights and remedies available to MLBFS: (a) by written notice to MLPF&S, terminate all rights of Customer with respect to control of the Collateral (it being understood, however, that upon the occurrence of any Bankruptcy Event all rights of Customer with respect to control of the Collateral shall automatically terminate without notice or other action on the part of MLBFS), and thereby obtain the right to exclusive control over the Collateral, including, without limitation, the right to cancel any open orders and close any and all outstanding contracts, liquidate all or any part of the Collateral, transfer the Securities Account or any other Collateral to the name of MLBFS or its nominee, and withdraw any Collateral from the Securities Account; and (b) exercise any one or more of the rights and remedies of a secured party under the UCC. Any sale of Collateral pursuant to this Paragraph may be made at MLBFS' discretion on any exchange or other market where such business is usually transacted, or at public auction or private sale, and MLBFS or MLPF&S' agent may at any such sale by the purchaser for the account of MLBFS or such agent. The proceeds of sale or other disposition of any of the Collateral shall be applied by MLBFS on account of the Obligations, with any excess paid over to Customer or its successors or assigns, as their interests and rights may appear, or whoever else may then be adjudged entitled thereto. To the fullest extent permitted by law, Customer waives notice of any sale, advertisement and all other notices and formalities whatsoever. All rights and remedies available to MLBFS hereunder shall be cumulative and in addition to all other rights and remedies otherwise available to it at law, in equity or otherwise, and one or more of such rights and remedies may be executed simultaneously or successively. No waiver by MLBFS of any Event of Default shall waive any other or subsequent Event of Default. None of the provisions hereof shall be held to have been waived by any act or knowledge of MLBFS, but only by a written instrument executed by an officer of MLBFS and delivered to Customer.

8. POWER OF ATTORNEY. Customer further agrees that MLBFS shall have and hereby irrevocably grants to MLBFS, effective upon the occurrence and during the continuance of any Event of Default, the full and irrevocable right, power and authority in the name of Customer or in MLBFS' own name, to demand, collect, withdraw, receipt for and sue for the Securities Account and any or all of the other Collateral, and all amounts due or to become due and payable upon or with respect to the Collateral; to execute any withdrawal receipts respecting any or all of the Collateral; to endorse the name of Customer on any and all commercial paper and other instruments given in payment therefor; and, in its discretion, to take any and all further action (including, without limitation, the transfer of the Securities Account or any other Collateral to the name of MLBFS or its nominee) which MLBFS shall deem necessary or appropriate to preserve or protect its interests hereunder.

9. RIGHTS ABSOLUTE. The rights of MLBFS hereunder and with respect to the Collateral are absolute and unconditional, and nothing that MLBFS does or leaves undone shall affect such rights of MLBFS. Without limiting the foregoing, MLBFS shall not as a condition of such rights be required to resort to any other collateral or security, pursue or exhaust any remedy against Customer or any other party or observe any formality of notice or otherwise (except as expressly provided herein); and (ii) Customer hereby consents to, and waives notice of, any extension, renewal or modification from time to time of the Loan Agreement or any other agreement, instrument or document evidencing or securing the Obligations, any extensions, forbearances, compromises or releases of any of the Obligations, and the release of any party primarily or secondarily obligated for the Obligations or of any other collateral therefor.

10. LIMITATION OF MLBFS' OBLIGATIONS. MLBFS shall not as a result of this Security Agreement be subjected to any obligation or liability of Customer of any manner or type with respect to the Collateral, including, but not limited to, the duty to perform any covenants and agreements made by Customer, all of which obligations and liabilities shall continue to rest upon Customer as though this Security Agreement had not been made.

11. MLPF&S NOT AUTHORIZED. CUSTOMER ACKNOWLEDGES AND AGREES THAT NOTWITHSTANDING THE AFFILIATION BETWEEN MLBFS AND MLPF&S, AND THE AGENCY RELATIONSHIP ACKNOWLEDGED BY MLPF&S IN THE CONSENT HERETO, NEITHER MLPF&S NOR ANY OF ITS EMPLOYEES ARE AUTHORIZED TO WAIVE ON BEHALF OF MLBFS ANY PROVISION HEREOF, OR CONSENT ON BEHALF OF MLBFS TO ANY ACTION OR INACTION BY CUSTOMER, OR OTHERWISE BIND MLBFS.

12. TERM. This Security Agreement shall become effective when signed by Customer, and shall continue in effect so long thereafter as the Loan Agreement shall be in effect or there shall be any Obligations outstanding.

13.  MISCELLANEOUS.

(a) Customer waives notice of the acceptance hereof by MLBFS.

(b) Titles to Paragraphs are for convenience only and shall not be considered in the interpretation hereof.

(c) This Security Agreement shall be binding upon Customer and Customer's heirs, personal representatives, successors and assigns, as applicable, and shall inure to the benefit of MLBFS and its successors and assigns. If there is more than one "Customer", their obligations hereunder are joint and several.

(d) This written Security Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, may be modified only by a written instrument executed by both MLBFS and Customer, and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(e) This Security Agreement shall be governed in all respects by the laws of the State of Illinois. Without limiting the right of MLBFS to enforce this Security Agreement in any jurisdiction and venue permitted by applicable law, Customer agrees that this Security Agreement may at the option of MLBFS be enforced by MLBFS in any jurisdiction and venue in which the Loan Agreement may be enforced. Customer further agrees that any claim by Customer against MLBFS hereunder or with respect to any of the transactions contemplated hereby shall be brought against MLBFS only in an action or proceeding in a Federal or state court in the County of Cook and State of Illinois, and Customer waives the right to bring any such action or proceeding or assert any counterclaim against MLBFS in any other jurisdiction or before any other forum.

(f) Customer and MLBFS hereby each expressly waive any and all rights to a trial by jury in any action, proceeding or counterclaim brought by either of the parties against the other party in any way related to or arising out of this Security Agreement, the Loan Agreement or any of the transactions contemplated hereby or thereby.

Dated as of the day and year first above written.

THE 3DO COMPANY


By:    /s/ Trip Hawkins                     /s/ John Adams
   ------------------------------------------------------------------
        Signature (1)                        Signature (2)


       Trip Hawkins                           John Adams
   ------------------------------------------------------------------
      Printed Name                           Printed Name


          CEO                                     CFO
   ------------------------------------------------------------------
         Title                                   Title


ACCEPTED AT CHICAGO, ILLINOIS:

MERRILL LYNCH BUSINESS
FINANCIAL SERVICES INC.


By:  [ILLEGIBLE]
   --------------------------------

[LOGO] MERRILL LYNCH                                    SECRETARY'S CERTIFICATE
-------------------------------------------------------------------------------

                     (FINANCIAL ASSET SECURITY AGREEMENT)


THE UNDERSIGNED HEREBY CERTIFIES that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of THE 3DO COMPANY, a corporation duly organized, validly existing and in good standing under the laws of the State of California, and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 10th day of November, 1998 by the Board of Directors of said corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said corporation:

    "RESOLVED, that it is advisable and in the best interests of this Corporation that this Corporation grant to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") a security interest in Merrill Lynch Account No. 26M-07P20, each successor account at Merrill Lynch, and all securities and other financial assets now and hereafter therein or controlled thereby (collectively, the "Account") as collateral for its obligations to MLBFS; and

    "FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) grant to MLBFS a first and prior security interest on the Account and any other property of this Corporation; (b) execute and deliver to MLBFS: (i) a Financial Assets Security Agreement and all other agreements, instruments and documents now and hereafter required by MLBFS, and (ii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as conclusively evidenced by his signature thereon; and
    (c) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and all prior acts of said officers in these premises are hereby ratified and confirmed; and

    "FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

THE UNDERSIGNED FURTHER CERTIFIES that the foregoing resolutions have not been rescinded, modified or repealed in any manner and are in full force and effect as of the date of this Certificate, and that the following individuals are now the duly elected and acting officers of said Corporation, and the signatures set forth below are the true signatures of said officers:

    President:
              -----------------------------------
    Vice President:
                   ------------------------------
    Secretary: /s/ James Alan Cook
              -----------------------------------
    Treasurer: /s/ James Alan Cook
              -----------------------------------

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this 23 day of November, 1998.

(CORPORATE SEAL)                            /s/ James Alan Cook
                                       ------------------------------
                                                 Secretary

                                               James Alan Cook
                                       ------------------------------
                                                 Printed Name

FR G-3
OMB No. 7100-0018
Approval Expires May 1989

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM

STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT SECURED BY MARGIN SECURITIES BY A PERSON SUBJECT TO REGISTRATION UNDER REGULATION G

                 MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                         (Federal Reserve Form G-3)
        This form is required by law (15 U.S.C. 78g and 78w; 12 CFR 207).

INSTRUCTIONS

1. This form must be completed when a lender subject to registration under Regulation G extends credit secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation G (12 CFR 207) and includes, principally: (1) stocks that are registered on a national securities exchange, stocks that are on the Federal Reserve Board's List of Marginable OTC Stocks, or any OTC security designated for trading in the National Market System; (2) debt securities (bonds) that are convertible into margin securities; and (3) shares of most mutual funds.

3.  Please print or type (if space is inadequate, attach separate sheet).

PART I To be completed by Borrower(s)

1.  What is the amount of the credit being extended? $20,000,000.00

2.  Will any part of this credit be used to purchase or carry margin
    securities?                                               Yes / /    No /X/

IF THE ANSWER IS "NO", describe the specific purpose of the credit: To maintain a cash position in the $15MM-$20MM range at each quarter end and year end.

I (We) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete.

Signed: THE 3DO COMPANY


/s/ Trip Hawkins                          /s/ John Adams
--------------------------------------------------------------------------------
Borrower's signature         Date         Borrower's signature         Date


Trip Hawkins                              John Adams
--------------------------------------------------------------------------------
Print or type name           Date         Print or type name           Date



                    THIS FORM SHOULD NOT BE SIGNED IN BLANK

A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS OF REGULATION G WILL ALSO VIOLATE FEDERAL RESERVE X, "RULES GOVERNING BORROWERS WHO OBTAIN SECURITIES CREDIT".

PART II To be completed by lender only if the purpose of the credit is to purchase or carry margin securities (Part I(2) answered "yes")

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is ________ per cent of its current market value under the current Supplement to Regulation G.

--------------------------------------------------------------------------------
No. of shares   Issue    Market Price    Date and source of   Total market value
                          per share          valuation             per issue
                                          (See note below)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is _________ per cent of the current market value under the current Supplement to Regulation G.

--------------------------------------------------------------------------------
Principal Amount  Issue   Market Price   Date and source of   Total market value
                                              valuation            per issue
                                          (See note below)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3. List other collateral including non-margin securities securing this credit.

--------------------------------------------------------------------------------
Describe briefly    Market Price    Date and source of valuation    Good faith
                                          (See note below)          loan value
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Note: Lender need not complete "Date and and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation.


PART III To be signed by an authorized representative of the lender in all instances

I am a duly authorized representative of the lender and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation G. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation G; and I certify that to the best of my knowledge and belief, all the information given is true, accurate, and complete.


12/3/98                                /s/ Ellen Lee
-----------------------------------------------------------------
Date                        Authorized representative's signature


Div. Documentation Manager               Ellen Lee
-----------------------------------------------------------------
Title                       Print or type name

TO ACCEPT THE CUSTOMER'S STATEMENT IN GOOD FAITH, THE AUTHORIZED REPRESENTATIVE OF THE LENDER MUST BE ALERT TO THE CIRCUMSTANCES SURROUNDING THE CREDIT AND IN POSSESSION OF ANY INFORMATION THAT WOULD CAUSE A PRUDENT PERSON NOT TO ACCEPT THE STATEMENT WITHOUT INQUIRY, MUST HAVE INVESTIGATED AND BE SATISFIED THAT THE STATEMENT IS TRUTHFUL. AMONG THE FACTS WHICH WOULD REQUIRE SUCH INVESTIGATION ARE RECEIPT OF THE STATEMENT THROUGH THE MAIL OR FROM A THIRD PARTY.


               This form must be retained by the creditor for
                three years after the credit is extinguished.